SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 5, 2008

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 East 49th Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 940-5305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 5, 2008, Saks Incorporated (the “Company”) issued a news release announcing the Company’s results of operations and financial condition for the fourth quarter and fiscal year ended February 2, 2008. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On March 5, 2008, the Company announced sales for the four weeks ended March 1, 2008, compared to the four weeks ended March 3, 2007. The March 5, 2008 news release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
99.1	Saks Incorporated March 5, 2008 news release announcing results of operations and financial condition for the fourth quarter and fiscal year ended February 2, 2008.

99.2	Saks Incorporated March 5, 2008 news release announcing sales for the four weeks ended March 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: March 5, 2008	/s/ Kevin G. Wills
Kevin G. Wills Executive Vice President and Chief Financial Officer